UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

ProUroCare Medical Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51774	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6440 Flying Cloud Dr., Suite 101, Eden Prairie, Minnesota 55416
(Address of Principal Executive Offices) (Zip Code)

(952) 476-9093
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Item 1.01 Entry into Material Definitive Agreements

See Item 3.02 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Company

See Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities

Loan Guaranty Consideration

As reported in ProUroCare Medical Inc.’s Current Report on Form 8-K filed on October 17, 2011, in connection with the amended Crown Bank loan and pursuant to the related guarantor compensation arrangements with James L. Davis, a director of the Company and William S. Reiling (together, the “Guarantors”), the Guarantors each agreed to continue their guarantees of the Crown Bank loan through October 31, 2012. The Company agreed to pay consideration to the Guarantors at the end of the loan term based on the amount of the loan principal remaining outstanding each month plus the amount that each Guarantor was required to invest in the convertible notes. The Company also agreed to issue 75,000 shares to each guarantor if they were called upon to provide funds to make a scheduled March 30, 2012 principal reduction of the Crown Bank loan.

On March 30, 2012, each Guarantor purchased $100,000 of the Company’s 10% Secured Convertible Subordinated Notes, with the proceeds being used to reduce the principal amount of the Crown Bank loan and the Company issued 75,000 shares of common stock to each Guarantor pursuant to the above compensation arrangements. The notes mature on March 31, 2014, are collateralized by a subordinated interest in all of the Company’s assets, and the principal and accrued interest thereon are convertible into the Company’s common stock at $1.30 per share. On the same date, parties amended the original loan consideration agreements. Pursuant to the revised terms, 140,805 shares of common stock were issued to each Guarantor on March 30, 2012, representing the maximum number of shares to be earned for the seven month guarantee period. In turn, for each full month that the Company is able to retire the principal amount of the Crown Loan before October 31, 2012, each Guarantor agreed to pay the Company $12,000, or a pro-rata portion thereof if partial reductions of the principal balance are made.

The issuances of the securities described above will be made in reliance upon the exemption from registration provided under Section 4(2) of the Securities Act of 1933 based on the limited number of persons receiving the shares, their financial sophistication and the limited manner of the offering.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Form of 10% Secured, Subordinated Convertible Note issued to James Davis and William Reiling, dated March 30, 2012 (filed herewith).

99.2	Form of Loan Guarantor Compensation Letter Agreement Amendments issued to James Davis and William Reiling, dated March 30, 2012, (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ProUroCare Medical Inc.

Date: April 4, 2012	By	/s/ Richard C. Carlson
Richard C. Carlson
Chief Executive Officer